UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2005

                               NUTRITION 21, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------- ------------------------ ---------------------
          New York                       0-14983                11-2653613
--------------------------------- ------------------------ ---------------------
(State or Other Jurisdiction of   (Commission file Number)    (IRS Employer
        Incorporation)                                      Identification No.)
--------------------------------- ------------------------ ---------------------

        4 Manhattanville Road, Purchase, New York                  10577
        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition

On September 27, 2005 Nutrition 21, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) The following items are filed as exhibits to this report:

99.1 Press release, dated September 27, 2005, issued by Nutrition 21, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                Nutrition 21, Inc.
                                                (Registrant)


Date:  September 27, 2005                       By: /s/ Gail Montgomery
                                                    -------------------
                                                    Gail Montgomery
                                                    President & CEO


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                                INDEX TO EXHIBITS

Exhibit No.      Description

99.1       Press release, dated September 27, 2005, issued by Nutrition 21, Inc.